UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2017

FREQUENCY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8061	11-1986657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 794-4500

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2017, Frequency Electronics, Inc., a Delaware corporation (the “Company”), filed a Form 8-K announcing the resignation of Ryan J. Levenson from the Company’s Board of Directors and its audit committee.  Mr. Levenson resigned from the Company’s Board of Directors as a result of disagreements with the Company regarding certain operational decisions and corporate governance practices.

The purpose of this amendment is to disclose the letter, dated September 20, 2017, which the Company received from Mr. Levenson.  The letter is attached here as Exhibit 17.3.  The Company hereby advises that it cannot agree with the substance of such letter.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
17.3	Letter, dated September 20, 2017, from Ryan Levenson of Privet Fund Management LLC to Martin Bloch and the Corporate Secretary of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2017	FREQUENCY ELECTRONICS, INC. By: /s/ Steven Bernstein Name: Steven Bernstein Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
17.3	Letter, dated September 20, 2017, from Ryan Levenson of Privet Fund Management LLC to Martin Bloch and the Corporate Secretary of the Company